EXHIBIT 10.2
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                         FIRST FEDERAL BANCORP, INC.

                           1992 STOCK OPTION PLAN

                         FOR NON-EMPLOYEE DIRECTORS

      1. Purpose of the Plan. The purpose of the First Federal Bancorp, Inc., 1992 Stock Option Plan for Non-Employee Directors (hereinafter referred to as the "Plan") is to retain the best available personnel as directors of First Federal Bancorp, Inc., (hereinafter referred to as the "Company") and the subsidiaries of the Company and to provide additional incentives to the non-employee directors of the and any subsidiaries of the Company. The stock options granted under the Plan are not intended to qualify as "Incentive Stock Options", as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and are not intended to be within the exemptive provision of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities and Exchange Act of 1934.

      2. Definitions. As used in the Plan, the following terms have the corresponding meaning:

            (a)   "Board" means the Board of Directors of the Company.

            (b) "Code" means the Internal Revenue Code of 1986, as amended.

            (c) "Common Shares" means the Common Shares, with no par value, of the Company.

            (d) "Committee" means the Stock Option Committee appointed by the Board in accordance with paragraph 4(a) of the Plan.

            (e)   "Company" means First Federal Bancorp, Inc.

            (f) "Employee" means any person employed on a full-time basis by the Company or any subsidiary of the Company.

            (g) "Non-Employee Director" means a member of the Board or a member of the Board of Directors of any subsidiary of the Company who is not an Employee.

            (h) "Option" means the right, granted pursuant to the Plan, to purchase Shares.

            (i) "Optioned Stock" means Common Shares subject to an Option granted pursuant to the Plan.

            (j)   "Optionee" means any person who receives an Option.

            (k) "Plan" means the First Federal Bancorp, Inc,. 1992 Stock Option Plan for Non-Employee Directors.

            (l) "Repurchase Right" means the right defined in Section 10 of the Plan.

            (m)   "Share" or Shares" means one or more Common Shares.

      3. Shares Subject to the Plan. Except as otherwise required by the provisions of Section 11 hereof, the aggregate number of Shares with respect to which Options may be granted pursuant to the Plan shall not exceed three and one-half percent (3.5%) of the Shares to be issued in connection with the conversion of First Federal Savings Bank of Eastern Ohio from mutual to stock form.

      4.    Administration.

            (a) Stock Option Committee. The Plan shall be administered by a Stock Option Committee appointed by the Board. The Committee shall consist of two or more members of the Board.

            (b) Powers of the Committee. (i) The Committee is authorized to interpret the Plan and to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the form and content of Options to be issued under the Plan; and to make such other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Options without the consent of he Optionee. The president of the Company and such other officers as shall be designated by the Committee are hereby authorized to execute instruments evidencing Options on behalf of the Company and to cause them to be delivered to the Optionees. The construction and interpretation of the Plan provisions are vested with the Committee, in its absolute discretion, including without limitation the grant of Options, eligibility and interpretation of Plan provisions. All such decisions, determinations and interpretations shall be final, conclusive and binding upon all parties having an interest in the Plan.

      5. Eligibility. Eligibility to participate in the Plan shall be limited to Non-Employee Directors.

      6. Term of Plan. The Plan shall continue in effect for a term of ten (10) years from the Effective Date, unless earlier terminated pursuant to Section 16.

      7. Grant of Options. The grant of Options shall occur pursuant to the following formula: the Committee shall grant an Option to purchase 1,800 Shares to each Non-Employee Director on the Effective Date; in addition, the Committee shall grant an Option to purchase 1,800 shares to each Non-Employee Director who was not a Director on the Effective Date, as defined in Section 13 of the Plan, but is elected to the Board of Directors subsequent to the Effective Date on the date of such election. The foregoing notwithstanding, no Option shall be granted if such grant would result in a violation or possible violation of federal or state securities laws. Each Option granted pursuant to the Plan shall be evidenced by an instrument and in such form as approved by the Committee.

      8. Terms and Conditions of Options. Each and every Option granted pursuant to the Plan shall the Plan shall comply with and be subject to the following terms and conditions:

            (a) Option Price. The price per Share at which each Option granted under the Plan may be exercised shall be the fair market value of the Common Shares at the time such Stock Option is granted. The fair market value shall be determined as follows:

                  (i) If the Common Shares are traded otherwise than on a national securities exchange at the time of the granting of an Stock Option, then the price per share of the Optioned Stock shall be the mean between the bid and asked price on the date the Option is granted or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price.

                  (ii) If the Common Shares are listed on a national securities exchange at the time of the granting of an Stock Option, then the price per Share shall be the average of the highest and lowest selling price on such exchange on the date such Stock Option is granted or, if there were no sales on such date, then on the next prior business day on which there was a selling price.

                  (iii) In the case of an Optionee who owns Common Stock
            representing more than ten percent (10%) of the outstanding Common Shares at the time an Option is granted, the Option price shall be one hundred and ten percent (110%) of the fair market value of the Common Shares at the time the Option is granted.

            (b) Payment. Full payment for each Share purchased upon exercise of any Option granted under the Plan shall be made at the time of exercise of each such Stock Option and shall be paid in cash, Common Shares or a combination of cash and Common Shares. Common Shares utilized in full or partial payment of the exercise price shall be valued at fair market value at the date of exercise. The Company shall accept full or partial payment in Common Shares only to the extent permitted by applicable law. No Shares shall be issued until full payment therefor has been received by the Company and no Optionee shall have any of the rights of a shareholder of the Company until the Shares are issued to such Optionee.

            (c) Term of Option. The term of each Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Option is granted; provided, however, that, in the case of an Optionee who owns a number of Shares representing more than ten percent (10%) of the Common Shares outstanding at the time the Stock Option is granted, the term of the Option shall not exceed five (5) years.

            (d) Holding Period. Any Option granted pursuant to the Plan shall not be exercisable for a period of twelve months from the date of grant of such Option or the date of shareholder approval of the Plan, whichever is later.

            (e) Exercise Generally. The Committee may impose such conditions upon the right of an Optionee to exercise any Option granted hereunder as long as such conditions are not inconsistent with the terms of the Plan

            (f) Transferability. Any Option granted pursuant to the Plan shall be exercised during any Optionee's lifetime only by the Optionee to whom such option is granted and shall not be assignable or transferable other than by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order.

            (g) Limit on Grant. In no event shall one Optionee be granted Options to purchase Shares in excess of twenty-five percent (25%) of the aggregate Shares subject to the Plan as described in Section 3 hereof.

      9. Effect of Death on Options. The terms and conditions of Options relating to the effect of the death of an Optionee shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of such death.

      10. Right of Repurchase and Restrictions on Disposition. The Committee, in its sole discretion, may include, as a term of any Option, the right (herein referred to as the "Repurchase Right"), but not the obligation, to repurchase all or any amount of the Shares acquired by an Optionee pursuant to the exercise of any Such Options. The intent of the Repurchase Right is to encourage the Optionee.to continue to serve on the Board. The Repurchase Right shall provide for, among other terms, a specified duration of the Repurchase Right, a specified price per Share to be paid upon the exercise of the Repurchase Right and a restriction on the disposition of the Shares by the Optionee during the period of the Repurchase Right. The Repurchase Right may permit the Company to transfer or assign such right to another party. The Company may exercise the Repurchase Right only to the extent permitted by applicable law.

      11. Recapitalization, Merger, Consolidation, Change in Control and Similar Transactions.

            (a) Adjustment. Subject to any required action by the shareholders of the Company, the aggregate number of Shares for which Options may be granted hereunder, the number of Shares covered by each outstanding Option and the exercise price per Share of each such Option shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only on the Common Shares) or any other increase or decrease in the number of such Shares effected without the receipt of consideration by the Company.

            (b) Change in Control. All outstanding Options shall become immediately exercisable in the event of a change in control or imminent change in control of the Company, as determined by the Committee. For purposes of this Section 11, "change in control" shall mean: (i) the execution of an agreement for the sale of all, or a material portion, of the assets of the Company; (ii) the execution of an agreement for a merger or recapitalization of the Company or any merger or recapitalization whereby the Company is not the surviving entity; (iii) a change of control of the Company, as defined or determined by the Office of Thrift Supervision (the "OTS"); or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of the term "beneficial ownership" as defined under Section 13(d) of the Securities Exchange Act of 1934 and the rules promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. For purposes of this Section 11, "imminent change in control" shall refer to any offer or announcement, oral or written, by any person or any persons acting as a group, to acquire control of the Company as to which an application or notice has been filled with the OTS and such application has been approved or such notice has not been disapproved.

            (c) Extraordinary Corporate Action. Subject to any required action by the shareholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, before or subsequent to such action or event, to:

                  (i) Adjust as appropriate the number of Shares subject to each Option, the exercise price per Share and the consideration to be given or received by the Company upon the exercise of any outstanding Option, provided, however, such adjustment shall be in compliance with the term of this Plan;

                  (ii) Cancel any or all previously granted Options; provided, however, that appropriate consideration is paid to the Optionee in connection therewith; and/or

                  (iii) Make such other adjustments in connection with the
            Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, such adjustment shall be in compliance with the term of the Plan.

Except as expressly provided in section 11(a) and 11(b) hereof, no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 11.

            (d)   Acceleration.  Subject to the limitation set forth in
      Section 8(d) hereof, the Committee shall at all times have the power to accelerate the exercise date of any Options previously granted under the Plan.

      12. Time of Granting Options. The date of grant of an Option under the Plan shall be the Grant Date. Notice of such grant shall be given to each Optionee within a reasonable time after the Grant Date.

      13. Effective Date. The Effective Date of the Plan shall be the date of the completion of the conversion of First Federal Savings Bank of Eastern Ohio from mutual to stock form. Options may be granted prior to ratification of the Plan by the shareholders if the exercise of such Options is subject to such shareholder ratification.

      14. Approval by Shareholders. This Plan shall be approved by the shareholders of the Company within twelve (12) months before or after the Effective Date.

      15. Modification of Options. At any time and from time to time, the Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option; provided, however, that no such modification, extension or renewal shall confer on the holder of such Option any right or benefit which could not be conferred on such holder by the grant of a new Option at such time and shall not materially decrease the Optionee's benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 16 hereof.

      16.   Amendment and Termination of the Plan.

            (a) Amendment and Termination of the Plan by the Board. The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section
      11) the maximum number of Shares subject to Options granted under the Plan, materially increase the benefits accruing to Optionees under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be approved or ratified by the shareholders of the Company.

            (b) Change in Applicable Law. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Option unlawful or subject the Company to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

            ( c)   Amendment Once Every Six Months. In no event shall the
      Plan be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, as amended, or the rules and regulations promulgated thereunder.

      17. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law and the requirements of any stock exchange upon which the Shares may then be listed. The inability of the Company to obtain from any regulatory body or authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal and state securities law.

      18. Reservation of Shares. During the term of the Plan, the Company will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

      19. Unsecured Obligation. No Participant under the Plan shall have any interest in any fund or special asset of the Company by reason of the Plan or the grant of any Option to such Optionee under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

      20. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Ohio, except to the extent that federal law shall be deemed to apply.